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                                                                    EXHIBIT 10.2





                                PLEDGE AGREEMENT


     The undersigned, Talon Automotive Group, Inc. (called "Debtor" herein ), in consideration of financial accommodations to be extended or continued to Borrower pursuant to that certain Credit Agreement of even date herewith by and between Talon Automotive Group, Inc. and certain other borrowers (collectively, "Borrower"), Comerica Bank, as Agent ("Agent") and the lenders signatory thereto ("Credit Agreement") and to secure payment and performance of any and all indebtedness and liabilities of the Borrower (including Debtor) (and any successors in interest, including without limit any debtor in possession or trustee in bankruptcy for or any of them) to the Agent, due or to become due, whether now existing or later arising, and however evidenced, whether direct or indirect, absolute or contingent, and whether joint, several or joint and several, including without limit obligations under the Credit Agreement or any Note (as defined in the Agreement), and any post bankruptcy petition interest and attorneys' fees (the "Indebtedness"),hereby assigns, transfers, delivers and pledges to the Agent the following shares of stock listed on Exhibit A attached hereto.

     Debtor grants the Agent a security interest in all of the above-described property, and all other property of Debtor coming into Agent's possession in any manner whatsoever, including, without limitation, all property substituted therefor or for any part thereof, all records (including computer software) pertaining thereto and all interest, dividends, increase, profits, new securities or other increments, distributions or rights of any kind received on account of this property, products or proceeds thereof (whether cash or non-cash proceeds) resulting from any sale or exchange or transfer thereof or arising by virtue of ownership thereof (such as, but not limited to, the rights to additional or other securities or property upon any corporate reorganization, merger, consolidation, liquidation or dissolution, offering of stock rights, stock split or stock or liquidating dividend or the rights to any goods evidenced by such property or insurance proceeds with respect thereto), and all subscription, voting and preferential rights (all said property, products and proceeds herein called the "Collateral"). The creation of a security interest in proceeds is not to be construed to give Debtor any right to dispose of the Collateral. Debtor warrants that Debtor has clear title to the Collateral, free from any liens, claims or encumbrances except the security interest created by this Pledge Agreement, and has full power and authority to execute and perform this Pledge Agreement.

     Except as otherwise provided herein, all other terms used in this Pledge Agreement shall have the meanings given under Article 9 of the Michigan Uniform Commercial Code, or in any other article, if not defined in Article 9.
Michigan Uniform Commercial Code shall mean Act 174 of the Michigan Public Acts of 1962, as amended from time to time.

     Debtor agrees to keep the Collateral free at all times from any and all claims, liens, security interests, and encumbrances other than those in favor of Agent.

     The Agent agrees to use reasonable care in the custody and preservation of Collateral in its possession but assumes no duty to take steps necessary to preserve rights against prior parties.





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     If any Default (as defined in the Agreement) shall occur, or if Debtor shall default in performance of any obligation under this Pledge Agreement for a period of ten days after written notice thereof by Agent to Debtor (any of the foregoing being an "Event of Default") then the Agent may enforce its security interest in the Collateral by retaining the Collateral in satisfaction of the Indebtedness, by public or private sale of all or any part of the Collateral or by exercising any other remedy provided by law or applicable agreement. The parties agree that thirty (30) days written notice sent by ordinary mail to the undersigned at the address designated below shall be deemed reasonable notice of any disposition of the Collateral, should notice be required by law.


     Notwithstanding anything contained herein to the contrary, so long as no Event of Default shall have occurred and be continuing:

            a. Debtor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Collateral or any part thereof; provided, however, upon the occurrence and during the continuance of an Event of Default, all rights of Debtor to exercise such voting and/or consensual rights and powers shall cease, and all such rights shall thereupon become vested in the Agent which shall then have the sole and exclusive right and authority to exercise such voting and/or consensual rights;

            b. The Debtor shall be entitled to receive and retain cash dividends payable on the Collateral, but any and all other dividends, cash or stock liquidating dividends, distributions in property, returns of capital, rights of any kind received on account of the Collateral or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuing corporation, or received in exchange for the Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the corporation issuing such Collateral may be a party or otherwise, and any and all cash and other property received in exchange for or redemption of any of the Collateral, shall be and become part of the Collateral and, if received by Debtor, shall be held in trust for the benefit of the Agent and shall forthwith be delivered to the Agent to be held subject to the terms of this Security Agreement; provided, however, upon the occurrence and during the continuance of an Event of Default, all rights of Debtor to receive and retain such cash dividends shall cease, and all such rights shall thereupon become vested in the Agent which shall then have the sole and exclusive right and authority to receive or collect by legal proceedings or otherwise and retain such dividends and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of the Agent;

            c. The Agent shall execute and deliver (or cause to be executed and delivered) to the Debtor all such proxies, powers of attorney, dividend



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                 orders, and other instruments as Debtor may request for
                 the purpose of enabling Debtor to exercise the voting and/or consensual rights and powers which Debtor is entitled to exercise pursuant to paragraph (i) above and/or to receive the dividends which Debtor is authorized to receive and retain pursuant to paragraph (ii) above.

     The Agent may cause the Collateral or any portion of it to be transferred to its name or to the name of its nominee or nominees; provided, however, that the Agent will not cause any such transfer until the earlier of (i) an Event of Default, or (ii) the Collateral is no longer represented by an instrument which is in Agent's possession and by which Agent's interest therein is perfected by such possession.

     The Agent may assign any of the Indebtedness and deliver all or any part of the Collateral to its assignee, who then shall have with respect to the Collateral so delivered all the rights and powers of the Agent under this Pledge Agreement and after that the Agent shall be fully discharged from all liability and responsibility with respect to the Collateral so delivered.

     If Agent, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of

            (a)  the ultimate sale or exchange thereof, or

            (b)  presentation, collection, renewal, or
                 registration of transfer thereof, or

            (c)  loading, unloading, storing, shipping,
                 transshipping, manufacturing, processing or otherwise dealing therewith preliminary to sale or exchange,

such redelivery shall be in trust for the benefit of Agent and shall not constitute a release of Agent's security interest therein or in the proceeds or products thereof unless Agent specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Agent. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Agent and forthwith delivered to Agent for application on the Indebtedness. Agent may (if, in its sole discretion, it elects to do so) deliver the Collateral or any part of the Collateral to Debtor, and such delivery by Agent shall discharge Agent from any and all liability or responsibility for such Collateral.

     Debtor waives notice of acceptance of this Pledge Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of demand, notice of intent to demand, notice of acceleration, notice of intent to accelerate, notice of default and diligence in collecting any Indebtedness, and agrees that the Agent may modify the terms of borrowing, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any part or all of any Indebtedness, or permit any Borrower to incur additional Indebtedness, all without notice to Debtor (except such notice as is specifically required under the Agreement, if any) and without affecting in any manner the Agent's rights under this Pledge Agreement. Debtor further waives any and all other notices to which Debtor might otherwise be entitled. Debtor acknowledges and


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agrees that the Agent's rights under this Pledge Agreement are not conditioned upon pursuit by the Agent of any remedy the Agent may have against any Borrower (including Debtor) or any other person or any other security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reasons, and no defense or setoff available at any time to the Debtor, shall impair, affect or be a defense or setoff to the Agent's rights under this Pledge Agreement.

     Debtor delivers this Pledge Agreement based solely on the Debtor's independent investigation of (or decision not to investigate) the financial condition of the Borrower and is not relying on any information furnished by the Agent. Debtor assumes full responsibility for obtaining any further information concerning the financial condition of the Borrower, the status of the Indebtedness or any other matter which Debtor may deem necessary or appropriate now or later. Debtor waives any duty on the part of the Agent, and agrees that it is not relying upon nor expecting the Agent to disclose any fact now or later known by the Agent, whether relating to the operations or condition of any Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any Default, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk under this Pledge Agreement or rights against any of the Borrower. Debtor knowingly accepts the full range of risk encompassed in this Pledge Agreement, which risk includes without limit the possibility that any of the Borrower may incur Indebtedness to the Agent after the financial condition of the Borrower, or their respective abilities to pay debts as they mature, has deteriorated.

     Debtor represents that: (a) the Agent has made no representation to the undersigned as to the creditworthiness of the any Borrower; and (b) Debtor has established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to their financial conditions. Debtor agrees to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Pledge Agreement.

     Debtor acknowledges that the effectiveness of this Pledge Agreement is not conditioned on any or all of the Indebtedness being guaranteed by anyone else. The Agent, in its sole discretion, without notice to Debtor, may release, exchange, enforce and otherwise deal with any security now or later held by the Agent for payment of the Indebtedness without affecting in any manner the Agent's rights under this Pledge Agreement. Debtor acknowledges and agrees that the Agent has no obligation to acquire or perfect any lien on or security interest in any assets, whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Agent has or may have a lien or security interest for payment of the Indebtedness.

     Until the Indebtedness is irrevocably paid in full, Debtor waives any and all rights to be subrogated to the position of the Agent or to have the benefit of any lien, security interest or other guaranty now or later held by the Agent for the Indebtedness or to enforce any remedy which the Agent now has or later may have against any Borrower or any other person. Until the Indebtedness is irrevocably paid in full, Debtor shall have no right of reimbursement, indemnity, contribution or other right or recourse to or with respect to any Borrower or any other person.


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Debtor agrees to indemnify and hold harmless the Agent from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable attorneys' fees, incurred by the Agent in connection with Debtor's exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Pledge Agreement. The Agent has no duty to enforce or protect any rights which Debtor may have against any Borrower or any other person, and Debtor assumes full responsibility for enforcing and protecting any of these rights.


     Debtor may terminate the Agent's rights under this Pledge Agreement as to future Indebtedness (except as provided below) by (and only by) delivering written notice to an officer of the Agent and receiving from an officer of the Agent written acknowledgment of the delivery; provided, the termination shall not be effective until the opening of business on the forty-fifth (45th) day following written acknowledgement of delivery. Any termination shall not affect in any way the Agent's rights under this Pledge Agreement as to any Indebtedness existing at the effective date of termination of any Indebtedness created after that pursuant to any commitment or agreement of the Agent or any Borrower with the Agent existing at the effective date of such termination (whether later advances or readvances by the Agent are optional or obligatory), or any modifications, extensions or renewals of any Indebtedness, whether in whole or in part, and as to all this Indebtedness and modifications, renewals and extensions of it, this Pledge Agreement shall continue to be effective until the same shall have been fully paid. Debtor shall indemnify the Agent against all claims, damages, costs and expenses, including without limit reasonable attorneys' fees, incurred by the Agent in connection with any suit, claim or action against the Agent arising out of any modification or termination of any Borrower's loans or any refusal by the Agent to extend additional credit in connection with a termination under this Pledge Agreement.

     Notwithstanding any prior revocation, termination, surrender, or discharge of this Pledge Agreement in whole or part, the effectiveness of this Pledge Agreement shall automatically continue or be reinstated, as the case may be, in the event that (a) any payment received or credit given by the Agent in respect of the Indebtedness is returned, disgorged, or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Pledge Agreement shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by the Agent, and whether or not the Agent relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is imposed, or sought to be imposed, against the Agent relating to the environmental condition of, or the presence of hazardous or toxic substances on, in or about, any property given as collateral to the Agent for the Indebtedness, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by the Agent of any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Agent), in which case this Pledge Agreement shall be enforceable to the extent of all liability, costs and expenses (including without limit reasonable attorneys' fees) incurred by the Agent as the direct or indirect result of any environmental condition or hazardous or toxic substances. For purposes of this Pledge Agreement, "environmental condition" includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface and the air; and "hazardous or toxic substances" shall include any and



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all substances now or subsequently determined by any federal, state or local authority to be hazardous or toxic, or otherwise regulated by any of these authorities.

     Debtor shall take or cause to be taken and execute or cause to be executed all financing statements, endorsements, assignments and other writings requested by Agent to establish, maintain, reinstate, and/or continue the perfected and first priority status of the security interest of Agent in the Collateral or implement or further effectuate the terms or purpose of this Pledge Agreement, although the failure of Debtor to do so shall not affect in any way Agent's perfected and first priority security interest in the Collateral, and will on demand pay all costs and expenses of filing and recording, including the costs of any record searches, deemed necessary by Agent from time to time, to establish or determine the validity and the priority of Agent's security interest. Debtor further makes, constitutes and appoints Agent its true and lawful attorney-in-fact with full power of substitution to take any action in furtherance of this Pledge Agreement, including, without limitation, the signing of financing statements, endorsing of instruments, and the execution and delivery of all documents and agreements necessary to obtain or accomplish any protection for or collection or disposition of any part of the Collateral. Such appointment shall be deemed irrevocable and coupled with an interest.

     Debtor waives any right to require the Agent to: (a) proceed against any person, including without limit any Borrower; (b) proceed against or exhaust any security held from any Borrower or any other person; (c) give notice of the terms, time and place of any public or private sale of personal property security held from the Debtor or any other person, or comply with the provisions of Section 9-504 of the Michigan or other applicable Uniform Commercial Code; (d) pursue any other remedy in the Agent's power; or (e) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of Indebtedness held by the Agent as security, in connection with any other obligations or evidences of Indebtedness which continues in whole or in part of the Indebtedness secured under this Pledge Agreement, or in connection with the creation of new or additional Indebtedness.

     Debtor waives any defense based upon or arising by reason of (a) any disability or other defense of the Debtor, any other Borrower, or any other person; (b) the cessation or limitation from any cause, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Debtor which is a corporation, partnership or other type of entity, or any defect in the formation of any Borrower; (d) the application by any Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by such Borrower to the Agent or intended or understood by the Agent or Debtor; (e) any act or omission by the Agent which directly or indirectly result in or aids the discharge of the Debtor or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form, including without modification of the Indebtedness, in any form, including without limit the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of Indebtedness or any part of it, including without limit increase or decrease of the rate of interest. Debtor waives any defense Debtor may have based upon any election of remedies by the Agent which destroys Debtor's subrogation rights or Debtor's right to proceed against any Borrower for reimbursement, including without limit any loss of rights Debtor may



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suffer by reason of any rights, powers or remedies of the Debtor in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the Indebtedness.

     Debtor acknowledges that the Agent has the right to sell, assign, transfer, negotiate or grant participation or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Pledge Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, the Agent may disclose all documents and information which the Agent now has or later acquires relating to Debtor, the Indebtedness or this Pledge Agreement, however obtained.

     No waiver, consent, modification, or change of the terms of this Pledge Agreement shall bind Debtor or the Agent unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then such waiver, consent, modification, or change shall be effective only in the specific instance and for the specific purpose given.

     This Pledge Agreement shall inure to the benefit of the Agent and its successors and assigns. This Pledge Agreement shall be binding on the undersigned and the undersigned's heirs, legal representatives, successors, and assigns, including without limit any debtor in possession or trustee in bankruptcy for any of the undersigned.

     Debtor has entered into this Pledge Agreement in good faith for the purpose of inducing the Agent to extend credit to make other financial accommodations to the Borrower (including Debtor) and acknowledges that the terms of this Pledge Agreement are reasonable. If any provision of this Pledge Agreement is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

     Debtor agrees to reimburse the Agent for any and all costs and expenses (including without limit court costs, legal fees, and reasonable attorney fees whether inside or outside counsel is used, whether or not suit is instituted and, if instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise and audit expenses) incurred in enforcing any of the duties and obligations of Debtor, or rights of the Agent, under this Pledge Agreement.

     Debtor will give Agent not less than 90 days prior written notice of all contemplated changes in the location of the Collateral or Debtor's records concerning same and, prior to making any such changes, file or cause to be filed all financing statements or amendments necessary or appropriate to establish and maintain a valid first priority security interest in all the Collateral for Agent.

     Any notice from the Agent to Debtor, if mailed, shall be deemed given when mailed, postage paid, addressed to Debtor either at the address shown below.



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
THE UNDERSIGNED AND THE AGENT ACKNOWLEDGE THAT THE RIGHT TO



TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED.  EACH
PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

     Executed for delivery at Detroit, Michigan as of the 28th day of April, 1998.



                                             TALON AUTOMOTIVE GROUP, INC.


                                             By:
                                                 ------------------------------

                                             Its:
                                                 ------------------------------






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                                  EXHIBIT "A"







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